SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 12, 2001
                Date of earliest event reported: October 7, 2001


                          AT&T Wireless Services, Inc.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                  001-16567                91-1379052
     ----------------           ----------------         ----------------
   (State of Incorporation)       (Commission             (IRS Employer
                                  File Number)          Identification No.)


7277 164th Ave. NE, Building 1
          Redmond, WA                                         98052
--------------------------------                         ----------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (425) 580-6000



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ITEM 5.           OTHER EVENTS.

       On October 7, 2001, AT&T Wireless Services, Inc. ("AT&T Wireless"), TL Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of AT&T Wireless, and TeleCorp PCS, Inc. ("TeleCorp") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub will be merged into TeleCorp (the "Merger"), with TeleCorp surviving as a wholly owned subsidiary of AT&T Wireless. If the Merger is completed, all of the outstanding shares of the common stock of TeleCorp, par value $0.01 per share ("TeleCorp Common Stock") and preferred stock of TeleCorp ("TeleCorp Preferred Stock" and, together with the TeleCorp Common Stock, the "TeleCorp Capital Stock"), other than shares held by AT&T Wireless, which shall be cancelled, and other than dissenting shares, will be converted into the right to receive shares of AT&T Wireless Common Stock or AT&T Wireless Preferred Stock, as follows:

    i) each outstanding share of each class of the TeleCorp Common Stock, including Class A Common Stock, will be converted into the right to receive 0.9 shares of common stock of AT&T Wireless, par value $0.01 per share ("AT&T Wireless Common Stock");

    ii) each share of TeleCorp Series A Convertible Preferred Stock will be converted into the right to receive 82.9849 shares of AT&T Wireless Common Stock;

    iii) each share of TeleCorp Series B Convertible Preferred Stock will be converted into the right to receive 81.2439 shares of AT&T Wireless Common Stock;

    iv) each share of TeleCorp Series C Preferred Stock will be converted into the right to receive one share of a newly designated series of preferred stock of AT&T Wireless having terms substantially identical to the terms of the TeleCorp Series C Preferred Stock;

    v) each share of TeleCorp Series D Preferred Stock will be converted into the right to receive 27.6425 shares of AT&T Wireless Common Stock;

    vi) each share of TeleCorp Series E Preferred Stock will be converted into the right to receive one share of a newly designated series of preferred stock of AT&T Wireless having terms substantially identical to the terms of the TeleCorp Series E Preferred Stock;

    vii) each share of TeleCorp Series F Preferred Stock will be converted into the right to receive 0.9 shares of AT&T Wireless Common Stock; and

    viii) each share of TeleCorp Series G Preferred Stock will be converted into the right to receive 0.9 shares of AT&T Wireless Common Stock.

       The completion of the merger is subject to regulatory approvals and other customary conditions, including the approval of the holders of 50% or more of the outstanding voting power of the TeleCorp Capital Stock.



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       Also on October 7, 2001, in connection with the Merger Agreement, AT&T
Wireless entered into agreements (the "Voting Agreements") with certain stockholders of TeleCorp beneficially owning in the aggregate more than 50% of the outstanding voting power of the TeleCorp Capital Stock pursuant to which such stockholders have agreed (1) to vote their shares of TeleCorp Capital Stock in favor of adoption of the Merger Agreement and against proposals for certain other transactions and (2) not to transfer their shares of TeleCorp Capital Stock prior to the consummation of the Merger, with specified exceptions available for certain stockholders.

       The foregoing descriptions of the Merger, the Merger Agreement, and the Voting Agreements are qualified in their entirety by reference to the text of the Merger Agreement and the forms of the Voting Agreements, which are attached hereto as Exhibits 2.1, 10.1, and 10.2, respectively, and are incorporated herein by reference.

       On October 8, 2001, AT&T Wireless issued a press release announcing the Merger Agreement, the Voting Agreements and the related transactions. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.   The following exhibits are filed as part of this
            --------
report:

            2.1 Agreement and Plan of Merger by and among AT&T Wireless Services, Inc., TL Acquisition Corp., and TeleCorp PCS, Inc., dated as of October 7, 2001* (incorporated by reference to Exhibit 2.2 to Schedule 13D, Amendment No. 5, filed on October 9, 2001 by AT&T Wireless with respect to TeleCorp (Commission File No. 000-31941)).

            10.1 Form of Voting Agreement (Cash Equity Investor) (incorporated by reference to Exhibit 10.10 to Schedule 13D, Amendment No. 5, filed on October 9, 2001 by AT&T Wireless with respect to TeleCorp (Commission File No. 000-31941)).


            10.2 Form of Voting Agreement (Management Stockholder) (incorporated by reference to Exhibit 10.11 to Schedule 13D,

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* Certain exhibits to, and schedules in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission a copy of any such exhibit or schedule upon request.


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                           Amendment No. 5, filed on October 9, 2001 by AT&T
                           Wireless with respect to TeleCorp (Commission File No. 000-31941)).



            99.1           Press Release dated October 8, 2001






















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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 12, 2001

                                       AT&T WIRELESS SERVICES, INC.


                                       By    /s/ Benjamin F. Stephens
                                           --------------------------
                                           Name:  Benjamin F. Stephens
                                           Title: Assistant Secretary

















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                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

2.1 Agreement and Plan of Merger by and among AT&T Wireless Services, Inc., TL Acquisition Corp., and TeleCorp PCS, Inc., dated as of October 7, 2001 (incorporated by reference to Exhibit 2.2 to
            Schedule 13D, Amendment No. 5, filed on October 9, 2001 by AT&T Wireless with respect to TeleCorp (Commission File No. 000-31941)).

10.1 Form of Voting Agreement (Cash Equity Investor) (incorporated by reference to Exhibit 10.10 to Schedule 13D, Amendment No. 5, filed on October 9, 2001 by AT&T Wireless with respect to TeleCorp (Commission File No. 000-31941)).

10.2 Form of Voting Agreement (Management Stockholder) (incorporated by reference to Exhibit 10.11 to Schedule 13D, Amendment No. 5, filed on October 9, 2001 by AT&T Wireless with respect to TeleCorp (Commission File No. 000-31941)).

99.1        Press Release dated October 8, 2001